Exhibit 10.5

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES; PROVIDED THAT IF ANY SECURITIES ARE PLEDGED AND THE PLEDGEE TAKES POSSESSION OF SUCH SECURITIES, SUCH PLEDGEE MUST AGREE TO BE SUBJECT TO THE SAME RESTRICTIONS THE PLEDGOR WAS SUBJECT TO WITH RESPECT TO SUCH SECURITIES.

CLASS A COMMON STOCK PURCHASE WARRANT

PURPLE INNOVATION, INC.

Warrant Shares: [●]	Initial Exercise Date: [●]

THIS CLASS A COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, Coliseum Capital Partners, L.P.1 or its assigns (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on [INSERT 10 YEAR ANNIVERSARY OF INITIAL EXERCISE DATE] (the “Expiration Date”), to subscribe for and purchase from Purple Innovation, Inc., a Delaware corporation (the “Company”), up to [INSERT A NUMBER OF WARRANT SHARES EQUAL TO (i) 1.5 MULTIPLIED BY THE PRINCIPAL DOLLAR AMOUNT OF ADDITIONAL LOANS, DIVIDED BY (ii) THE WARRANT PRICE] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Class A common stock of the Company, par value $.0001 (“Common Stock”). The purchase price of each share of Common Stock under this Warrant shall be equal to the Warrant Price, as defined in Section 2.1.

1. Warrant.

1.1 Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

1.2 Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company may deem and treat the person in whose name such Warrant is registered in the Warrant Register as the absolute owner of such Warrant and of each Warrant represented thereby, for the purpose of any exercise thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

1 NTD: Form of Warrant to be duplicated for each lender receiving warrants.

2. Terms and Exercise of Warrant.

2.1 Warrant Price. This Warrant shall entitle the Holder hereof to purchase from the Company the number of shares of Common Stock stated herein, at the price of [INSERT, FOR THE INITIAL WARRANT PRICE, THE LOWER OF (A) $5.74 PER SHARE AND (B) THE AVERAGE OF THE VWAP FOR THE 10 TRADING DAYS ENDING ON THE TRADING DAY IMMEDIATELY PRIOR TO THE DATE THE WARRANTS ARE ISSUED; PROVIDED THAT IN NO EVENT SHALL THE WARRANT PRICE BE LESS THAN $1.00; “VWAP” MEANS, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on any Trading Market and if prices for the Common Stock are then reported on the OTC Bulletin Board or in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company, the fees and expenses of which shall be paid by the Company; “TRADING MARKET” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, or the Nasdaq Global Select Market (or any successors to any of the foregoing)], subject to the adjustments provided in Section 3 hereof and in the last sentence of this Section 2.1. The term “Warrant Price” as used in this Agreement shall mean the price per share at which shares of Common Stock may be purchased at the time this Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date for a period of not less than twenty (20) Business Days, provided, however, that the Company shall provide at least twenty (20) days prior written notice of such reduction to the Holder of this Warrant; provided further, that in no event shall the Warrant Price be less than $1.00 other than as a result of any adjustment pursuant to Section 3.

2.2 Duration of Warrant. This Warrant may be exercised only during the period (the “Exercise Period”) commencing on the Initial Exercise Date and terminating at 5:00 p.m., New York City time on the Expiration Date. Except with respect to the right to receive the Redemption Price (as defined below) in the event of a redemption (as set forth in Section 5 hereof), if this Warrant is not exercised on or before the Expiration Date it shall become void, and all rights hereunder shall cease at 5:00 p.m. New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of this Warrant by delaying the Expiration Date.

2.3 Exercise of Warrant.

2.3.1 Payment. Subject to the provisions of this Warrant, this Warrant may be exercised by the Holder hereof, in whole or in part, by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by email (or email attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”), and by paying in full the Warrant Price for each full share of Common Stock as to which this Warrant is exercised and any and all applicable taxes due in connection with the exercise of this Warrant, the exchange of this Warrant for the shares of Common Stock and the issuance of such Common Stock, as follows:

(a) in lawful money of the United States, in good certified check or good bank draft payable to the order of the Company; or

(b) by surrendering this Warrant for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock for which this Warrant is being exercised, multiplied by the difference between the Warrant Price and the Fair Market Value, as defined in this Section 2.3.1(b), by (y) the Fair Market Value. Solely for purposes of this Section 2.3.1(b), the “Fair Market Value” shall mean the average last sale price of the Common Stock for the ten (10) trading days ending on the third trading day prior to the date on which notice of exercise of this Warrant is sent to the Company.

2.3.2 Issuance of Shares of Common Stock on Exercise. As soon as practicable after the exercise of this Warrant and the clearance of the funds in payment of the Warrant Price (if payment is pursuant to Section 2.3.1(a)), the Company shall issue to the Holder of this Warrant a book-entry position or certificate, as applicable, for the number of full shares of Common Stock to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if this Warrant shall not have been exercised in full, a new countersigned Warrant for the number of shares as to which this Warrant shall not have been exercised. Subject to Section 3.6 of this Agreement, the Holder of this Warrant may exercise this Warrant only for a whole number of shares of Common Stock. In no event will the Company be required to net cash settle the Warrant exercise. If, by reason of any exercise of warrants on a “cashless basis”, the Holder would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share of Common Stock, the Company shall round down to the nearest whole number, the number of shares of Common Stock to be issued to the Holder.

2.3.3 Valid Issuance. All shares of Common Stock issued upon the proper exercise of this Warrant shall be validly issued, fully paid and nonassessable.

2.3.4 Date of Issuance. Each person in whose name any book-entry position or certificate, as applicable, for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares of Common Stock on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the share transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the share transfer books are open.

2.3.5 Maximum Percentage. The Holder may notify the Company in writing in the event it elects to be subject to the provisions contained in this Section 2.3.5; provided, however, that the Holder shall not be subject to this Section 2.3.5 unless he, she or it makes such election. If the election is made by the Holder, the Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, the Holder (together with the Holder’s affiliates (as defined in Rule 405 of the Securities Act)), to the Company’s actual knowledge, would beneficially own in excess of 9.8% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock that would be issuable upon (x) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent annual report on Form 10-K, quarterly report on Form 10-Q, current report on Form 8-K or other public filing with the Commission as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or Continental Stock Transfer & Trust Company (the “Transfer Agent”) setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of the Holder, the Company shall, within two (2) Business Days, confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder of this Warrant may from time to time increase or decrease the Maximum Percentage applicable to such Holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

3. Adjustments.

3.1 Stock Dividends.

3.1.1 Split-Ups. If after the date hereof, and subject to the provisions of Section 3.6 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in the outstanding shares of Common Stock. A rights offering to holders of the Common Stock entitling holders to purchase shares of Common Stock at a price less than the “Fair Market Value” (as defined below) shall be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for the Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Common Stock paid in such rights offering divided by (y) the Fair Market Value. For purposes of this Section 3.1.1, (i) if the rights offering is for securities convertible into or exercisable for Common Stock, in determining the price payable for Common Stock, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “Fair Market Value” means the volume weighted average price of the Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

3.1.2 Extraordinary Dividends. If the Company, at any time while this Warrant is outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of the Common Stock on account of such shares of Common Stock (or other shares of the Company’s capital stock into which this Warrant is convertible), other than (a) as described in Section 3.1.1 above, or (b) Ordinary Cash Dividends (as defined below) (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and/or the fair market value (as determined by the Board of Directors of the Company, in good faith) of any securities or other assets paid on each share of Common Stock in respect of such Extraordinary Dividend. For purposes of this Section 3.1.2, “Ordinary Cash Dividends” means any cash dividend or cash distribution which, when combined on a per share basis, with the per share amounts of all other cash dividends and cash distributions paid on the Common Stock during the 365-day period ending on the date of declaration of such dividend or distribution (as adjusted to appropriately reflect any of the events referred to in other subsections of this Section 3 and excluding cash dividends or cash distributions that resulted in an adjustment to the Warrant Price or to the number of shares of Common Stock issuable on exercise of each Warrant) does not exceed $[Insert 5% of initial Warrant Price].

3.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 3.6 hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

3.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in Section 3.1.1 or Section 3.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

3.4 Replacement of Securities upon Reorganization, etc.

3.4.1 Fundamental Transaction. In the case of (a) any reclassification or reorganization of the outstanding shares of Common Stock (other than a change under Sections 3.1.1 or 3.1.2 or Section 3.2 hereof or that solely affects the par value of such shares of Common Stock), (b) any (i) merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock) or (ii) merger or consolidation of the Company with (but not into) another corporation, in which stockholders of the Company immediately prior to such transaction own less than a majority of the outstanding stock of the surviving entity, (c) any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety, or (d) any tender, exchange or redemption offer made to and accepted by the holders of the Common Stock under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock (each of (a)-(d), a “Fundamental Transaction”), then the Holder of this Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, for each share of Common Stock which may be purchased upon exercise of this Warrant at the effective time of the Fundamental Transaction, the kind and amount of shares of stock or other securities or property (including cash) receivable in respect of each share of Common Stock upon such Fundamental Transaction (the “Alternate Consideration”); provided, however, that (i) if the holders of the Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon a Fundamental Transaction, then the kind and amount of securities, cash or other assets constituting the Alternate Consideration for which this Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Common Stock in such Fundamental Transaction that affirmatively make such election, and (ii) in the event of a Fundamental Transaction under clause (d) above, the Holder of this Warrant shall be entitled to receive as the Alternate Consideration, the highest amount of cash, securities or other property to which the Holder would actually have been entitled as a stockholder if the Holder had exercised this Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 3. The Company shall cause any successor to the Company, surviving entity or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation to assume the obligation to deliver to the Holder such Alternate Consideration as, in accordance with the foregoing provisions, the Holder may be entitled to receive, and the other obligations under this Warrant.

3.4.2 Warrant Price Adjustment. In the event (a) any Fundamental Transaction occurs, (b) any person (other than the Holder and its affiliates), together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such person is a part, and together with any affiliate or associate of such person (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, becomes the beneficial owner, directly or indirectly, through purchase, merger or other acquisition transaction or series of transactions, securities of the Company entitling such person or group to exercise 25% or more of the total voting power of all voting securities of the Company, (c) Tony Pearce or Terry Pearce individually or together cease beneficially to own at least 50% of the voting securities of the Company, or (d) the Board of Directors of the Company ceases to be comprised of a majority of independent directors (as defined under NASDAQ rules) for a period of longer than 60 consecutive days (each of (a)-(d), a “Warrant Price Adjustment Transaction”), then in each such case the Warrant Price shall be reduced by the Black-Scholes Warrant Value (as defined below) unless the Holder has made an election under Section 3.4.3 below in relation to the same Warrant Price Adjustment Transaction in which case the Warrant Price for the portion of this Warrant for which such election under Section 3.4.3 was made shall not be adjusted.

3.4.3 Warrant Repurchase. Upon (a) the consummation of any Fundamental Transaction or (b) any person (other than the Holder and its affiliates), together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such person is a part, and together with any affiliate or associate of such person (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, becoming the beneficial owner, directly or indirectly, through purchase, merger or other acquisition transaction or series of transactions, of securities of the Company entitling such person or group to exercise 50% or more of the total voting power of all voting securities of the Company (each of (a) and (b), a “Repurchase Transaction”), at the request of the Holder delivered at any time during the period commencing on the earliest to occur of (i) the public disclosure of any Repurchase Transaction, (ii) the consummation of any Repurchase Transaction and (iii) the Holder first becoming aware of any Repurchase Transaction, in each case through the date that is 45 days after the public disclosure of the consummation of such Repurchase Transaction by the Company pursuant to a Current Report on Form 8-K filed with the Commission, the Company (or the successor entity to the Company) shall purchase all or a portion of this Warrant requested by the Holder from the Holder by paying to the Holder, within five trading days after such request (or, if such request is given prior to the consummation of such Repurchase Transaction, on the effective date of (and subject to) the consummation of the Repurchase Transaction), cash in an amount equal to the Black-Scholes Warrant Value multiplied by the number of Warrant Shares for the portion of this Warrant which has been requested to be repurchased.

3.4.4 Black-Scholes Warrant Value. “Black-Scholes Warrant Value” means the value of the right to exercise this Warrant in respect of each Warrant Share immediately prior to the consummation of the Fundamental Transaction, Warrant Price Adjustment Transaction or Repurchase Transaction, as the case may be, based on the Black-Scholes Warrant Model for a Capped American Call on Bloomberg Financial Markets (“Bloomberg”, obtained from the “OVME” function). For purposes of calculating such amount, (a) Section 5 of this Agreement shall be taken into account, (b) the price of each share of Common Stock shall be the greater of the volume weighted average price of the Common Stock as reported during the thirty (30) trading day period ending on the trading day prior to the effective date of the applicable event or the volume weighted average price of the Common Stock as reported during the trading day immediately preceding the effective date of consummation of the applicable Fundamental Transaction, Warrant Price Adjustment Transaction or Repurchase Transaction, as the case may be, (c) the assumed volatility shall be the greater of 100% or the 90 day volatility obtained from the HVT function on Bloomberg determined as of the trading day immediately prior to the day of the announcement of the applicable event, and (d) the assumed risk-free interest rate shall correspond to the U.S. Treasury rate for a period equal to the remaining term of this Warrant.

3.4.5 Subsequent Adjustments. The provisions of this Section 3.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Warrant Price be reduced to less than the par value per share issuable upon exercise of this Warrant.

3.5 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable upon exercise of this Warrant, the Company shall give written notice thereof to the Holder, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 3.1, 3.2, 3.3 or 3.4, the Company shall give written notice of the occurrence of such event to the Holder of this Warrant, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

3.6 No Fractional Shares. Notwithstanding any provision contained in this Warrant to the contrary, the Company shall not issue fractional shares upon the exercise of this Warrant. If, by reason of any adjustment made pursuant to this Section 3, the Holder of this Warrant would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to the Holder.

3.7 Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 3 are strictly applicable, but which would require an adjustment to the terms of this Warrant in order to (i) avoid an adverse impact on this Warrant and (ii) effectuate the intent and purpose of this Section 3, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by this Warrant is necessary to effectuate the intent and purpose of this Section 3 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of this Warrant in a manner that is consistent with any adjustment recommended in such opinion.

4. Transfer and Exchange of Warrant.

4.1 New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4.2, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for this Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfer or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

4.2 Transfer of Warrants. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. This Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

4.3 Fractional Warrants. The Company shall not be required to effect any registration of transfer or exchange which shall result in the issuance of a warrant certificate or book-entry position for a fraction of a warrant.

4.4 Service Charges. No service charge shall be made for any exchange or registration of transfer of this Warrant.

5. Redemption.

5.1 Redemption. This Warrant may be redeemed, at the option of the Company, at any time while it is exercisable and prior to its expiration upon notice to the Holder of this Warrant, as described in Section 5.2 below, at the price of $0.01 per Warrant Share (the “Redemption Price”), provided that the last sales price of the Common Stock reported has been at least $24.00 per share (subject to adjustment in compliance with Section 3 hereof), on each of twenty (20) trading days within the thirty (30) trading-day period ending on the third Business Day prior to the date on which notice of the redemption is given and provided that there is an effective registration statement covering the shares of Common Stock issuable upon exercise of this Warrant, and a current prospectus relating thereto, available throughout the 30-day Redemption Period (as defined in Section 5.2 below); provided, however, that this Warrant is redeemable pursuant to this Section 5 only if all other warrants of the Company redeemable at such time also are redeemed or required to exercise by the Company.

5.2 Date Fixed for, and Notice of, Redemption. In the event that the Company elects to redeem this Warrant in full, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than thirty (30) days prior to the Redemption Date (such 30-day period, the “Redemption Period”) to the Holder of this Warrant to be redeemed at his, her or its last addresses as it shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder received such notice.

5.3 Exercise After Notice of Redemption. This Warrant may be exercised, for cash (or on a “cashless basis” in accordance with Section 2.3.1(b) of this Agreement) at any time after notice of redemption shall have been given by the Company pursuant to Section 5.2 hereof and prior to the Redemption Date. In the event that the Company determines to require the Holders to exercise this Warrant on a “cashless basis” pursuant to Section 2.3.1, the notice of redemption shall contain the information necessary to calculate the number of shares of Common Stock to be received upon exercise of this Warrant, including the “Fair Market Value” (as such term is defined in Section 2.3.1(b) hereof) in such case. On and after the Redemption Date, the record holder of this Warrant shall have no further rights except to receive, upon surrender of this Warrant, the Redemption Price.

6. Other Provisions Relating to Rights of Holder.

6.1 No Rights as Stockholder. This Warrant does not entitle the Holder hereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

6.2 Lost, Stolen, Mutilated, or Destroyed Warrants. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as this Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

6.3 Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that shall be sufficient to permit the exercise in full of this Warrant.

7. Payment of Taxes. The Company shall from time to time promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of shares of Common Stock upon the exercise of this Warrant, but the Company shall not be obligated to pay any transfer taxes in respect of this Warrant or such shares.

8. Miscellaneous Provisions.

8.1 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of their respective successors and assigns.

8.2 Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Holder to or on the Company shall be sufficiently given when so delivered if by email, hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed, as follows:

Purple Innovation, Inc.

123 East 200 North

Alpine, UT 84004

Email: legal@purple.com

8.3 Applicable Law. The validity, interpretation, and performance of this Warrant shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Warrant shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

8.4 Persons Having Rights under this Agreement. Nothing in this Agreement shall be construed to confer upon, or give to, any person or corporation other than the parties hereto and the Holder of this Warrant any right, remedy, or claim under or by reason of this Warrant or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Warrant shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the Holder of this Warrant.

8.5 Counterparts. This Warrant may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8.6 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

8.7 Amendments. This Warrant may be amended only in a writing signed by the Company and the Holder. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period pursuant to Sections 3.1 and 3.2, respectively, without the consent of the Holder.

8.8 Severability. This Warrant shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Warranty or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Warrant a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

Appendix A – Notice of Exercise

Appendix B – Form of Assignment

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed as of the date first above written.

PURPLE INNOVATION, INC.

By:
Name:
Title:

COLISEUM CAPITAL PARTNERS, L.P. By:[ ]

By:
Name:
Title:

Appendix A

NOTICE OF EXERCISE

To: PURPLE INNOVATION, INC.

(1) The undersigned hereby elects to exercise for ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2.

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Exercising Entity: ________________________________________________________________________

Signature of Authorized Signatory of Exercising Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

Appendix B

ASSIGNMENT FORM

(To assign all or a portion of the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant.)

FOR VALUE RECEIVED, [●] Warrant Shares under the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:	______________________________________
(Please Print)

Address:	______________________________________
Phone Number: Email Address:	(Please Print) ______________________________________ ______________________________________

Dated: _______________ __, ______

Holder’s Signature: _________________________

Holder’s Address: _________________________